Exhibit 99.2

Q1 2011 Earnings Presentation May 3, 2011 Peter McDonald, CEO Dee Jones, CFO

Safe Harbor Statement Certain statements included in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following: our inability to provide assurance for the long-term continued viability of our business; reduced advertising spending and contract cancellations by our clients, which causes reduced revenue; declining use of print yellow pages directories by consumers; competition from other yellow pages directory publishers and other traditional and new media, and our ability to anticipate or respond to changes in technology and user preferences; changes in our operating performance; our post-restructuring financial condition, financing requirements and cash flow; limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our debt agreements; failure to comply with the financial covenants and other restrictive covenants in our debt agreements; limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings; our ability to resolve any remaining bankruptcy claims; changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing, publishing and distribution services; credit risk associated with our reliance on small- and medium-sized businesses as clients; our ability to attract and retain qualified key personnel; our ability to maintain good relations with our unionized employees; changes in labor, business, political and economic conditions; changes in governmental regulations and policies and actions of regulatory bodies; and the outcome of pending or future litigation and other claims. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission, including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2010. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Peter McDonald, CEO

Q1 Results $ in Millions Q1 2011 is on an adjusted basis, Q1 2010 is on an adjusted pro forma basis. Reconciliation of GAAP to non-GAAP is included in the appendix Net ad sales trend improved 260 bps vs. Q1 2010; Q1 2011 includes a negative impact related to the financial distress and operational wind down of a single CMR firm 260 bps 20.4% 17.8% Ad Sales 460 bps 30.6% 35.2% EBITDA Margin -5.5% $163 $154 EBITDA -17.8% $533 $438 Operating Revenue % Change Q1 2010 Q1 2011

Productive Quarter Mat Stover Online commerce, mobile services, search and advertising solutions, and print and online directories Del Humenik Led national sales, marketing and business development team at Paychex; more than 20 years industry experience Steve Nord Over 30 years of experience including senior leadership roles 5

Productive Quarter 6

Value and Opportunities 7 Burke Research: Local Media Tracking Study, April 2011 Internet Yellow Pages - 2010 Usage Print and Internet Yellow Pages - 2010 Usage

Peter McDonald, CEO

Financials – Dee Jones, EVP and CFO

Financial 2011 Results – Non-GAAP Q1¹ $ in Millions ¹ Q1 2011 is on an adjusted basis, Q1 2010 is on an adjusted pro forma basis. Reconciliation of GAAP to non-GAAP is included in the appendix Q1 2011 Q1 2010 % Change Operating Revenue $438 $533 -17.8% EBITDA $154 $163 -5.5% EBITDA Margin 35.2% 30.6% 460 bps

Financial Overview ¹ Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods. 2011 Net Advertising Sales¹ Net ad sales adjusted for CMR impact Net ad sales trend improved 260 bps vs. Q1 2010; Q1 2011 includes a negative impact related to the financial distress and operational wind down of a single CMR firm -17.8% -16.9% -15.6% -20.4% -16.9% -15.4% -15.1% -15.9% -1.8% -1.9% -0.2% 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11

 2011 2010 $154M $163M -23.7% -20.3% EBITDA Margin 35.2% vs. 30.6% last year Financial Overview – Q1 2011 Adjusted vs. Q1 2010 Adjusted Pro Forma EBITDA¹ ¹ Reconciliation of GAAP to non-GAAP is included in the appendix Selling – continued improvement in sales force efficiencies and related costs Cost of Sales – primarily lower print volumes and distribution costs; efficiencies across all functions G&A – lower bad debt expense; efficiencies across various functions Total Operating Expense (excl. D&A) 23.2% decline vs. last year -27.5% EBITDA Selling Cost of sales General and administrative

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Appendix

SuperMedia Inc. Consolidated Statements of Operations Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) Three Months Ended March 31, 2011 (dollars in millions, except per share amounts) Adjustments 3 Mos. Ended 3/31/11 3 Mos. Ended 3/31/11 Unaudited Reported (GAAP) Adjusted (Non-GAAP) Operating Revenue 438 $ - $ 438 $ Operating Expense Selling 116 - 116 Cost of sales (exclusive of depreciation and amortization) 110 - 110 General and administrative 65 (7) 58 Depreciation and amortization 44 - 44 Total Operating Expense 335 (7) 328 Operating Income 103 7 110 Interest expense, net 57 - 57 46 7 53 Provision for income taxes 16 3 19 Net Income 30 $ 4 $ 34 $ Basic and Diluted Earnings per Common Share 1.91 $ 0.28 $ 2.19 $ Operating Income 103 $ 7 $ 110 $ Depreciation and Amortization 44 - 44 EBITDA (non-GAAP) (1) 147 $ 7 $ 154 $ Operating Income margin (2) 23.6% 25.2% Impact of depreciation and amortization 10.0% 10.0% EBITDA margin (non-GAAP) (1) 33.6% 35.2% Notes: (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue. (2) Operating income margin is calculated by dividing operating income by operating revenue. (3) Severance costs are associated with headcount reductions. Income Before Provision for Income Taxes Severance Costs (3)

SuperMedia Inc.
Consolidated Statements of Operations
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended March 31, 2010

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/10 Reported (GAAP)	Adjustments: Restructuring Costs [3]	Adjustments: Reorganization Items [4]	Adjustments: Health Care Reform Act [5]	3 Mos. Ended 3/31/10 Adjusted (Non-GAAP)	Pro Forma Items: Fresh Start Accounting Items [6]	3 Mos. Ended 3/31/10 Adjusted Pro Forma (Non-GAAP)
Operating Revenue	$ 154	$ -	$ -	$ -	$ 154	$ 379	$ 533
Operating Expense							
Selling	109	-	-	-	109	43	152
Cost of sales (exclusive of depreciation and amortization)	89	-	-	-	89	49	138
General and administrative	52	(2)	-	-	50	30	80
Depreciation and amortization	48	-	-	-	48	-	48
Total Operating Expense	298	(2)	-	-	296	122	418
Operating Income (Loss)	(144)	2	-	-	(142)	257	115
Interest expense, net	72	-	-	-	72	-	72
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(216)	2	-	-	(214)	257	43
Reorganization items	2	-	(2)	-	-	-	-
Income (Loss) Before Provision (Benefit) for Income Taxes	(218)	2	2	-	(214)	257	43
Provision (benefit) for income taxes	(75)	1	1	(7)	(80)	98	18
Net Income (Loss)	$ (143)	$ 1	$ 1	$ 7	$ (134)	$ 159	$ 25
Basic and Diluted Earnings (Loss) per Common Share	$ (9.56)	$ 0.09	$ 0.09	$ 0.48	$ (8.90)	$ 10.59	$ 1.69
Operating Income (Loss)	$ (144)	$ 2	$ -	$ -	$ (142)	$ 257	$ 115
Depreciation and Amortization	48	-	-	-	48	-	48
EBITDA (non-GAAP) [1]	$ (96)	$ 2	$ -	$ -	$ (94)	$ 257	$ 163
Operating income (loss) margin [2]	-93.5%				-92.2%		21.6%
Impact of depreciation and amortization	31.2%				31.2%		9.0%
EBITDA margin (non-GAAP) [1]	-62.3%				-61.0%		30.6%

Notes:

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2) Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3) Restructuring costs are associated with strategic organizational realignment and market exit initiatives.

(4) Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5) As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in three months ended March 31, 2010.

(6) Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company's statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

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